UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

LISTED FUNDS TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

TrueShares Technology, AI, & Deep Learning ETF

a series of Listed Funds Trust

May 15, 2025

Adjourned Joint Special Meeting of Shareholders: June 6, 2025

Dear Shareholder,

In order to give shareholders additional time to vote their shares, the Joint Special Meeting of Shareholders of TrueShares Technology, AI & Deep Learning ETF (the “Fund”) has been adjourned until June 6, 2025.

I am pleased to report that your fellow shareholders have expressed strong support for the Reorganization proposal. As a shareholder in one or more of the above listed funds, please take a few minutes to sign, date, and mail the enclosed proxy card in the prepaid envelope or follow the instructions below to vote by telephone or internet.

Vote by Phone by calling +1 (833) 876-6804 and speaking with a proxy voting specialist today. Our representatives are available weekdays from 10 a.m. to 11 p.m. Eastern time. You may also call the toll-free number on the enclosed card and follow the prompts.

Vote by Internet by visiting the internet address on the enclosed card and following the instructions.
Vote by Mail by completing, signing, and dating the enclosed card and returning it in the enclosed prepaid return envelope.

If you have any questions or need assistance in voting, please contact our proxy solicitor, Sodali Fund Solutions at +1 (833) 876-6804. Please note that a representative may call you to assist in voting.

Thank you,

Michael Loukas, CEO, TrueMark

VOTE ONLINE 1.Read the proxy statement and have the proxy card at hand. 2.Follow the simple instructions.
VOTE BY PHONE 1.Read the proxy statement and have the proxy card at hand. 2.Follow the simple instructions.
VOTE BY MAIL 1.Read the proxy statement. 2.Check the appropriate box(es) on the reverse side of the proxy card. 3.Sign, date and return the proxy card in the postage-paid envelope provided.

TRUEMARK ETFS
PROXY FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 6, 2025
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned shareholder of the below-referenced Funds (the “Funds”) hereby appoints each of Michael Loukas and Andy Lyons, collectively or individually, as his or her attorney-in-fact and proxy, with the power of substitution of each, to vote and act with respect to all shares of the Fund, which the undersigned is entitled to vote at the Joint Special Meeting of Shareholders to be held telephonically at 10:00 a.m. Eastern Time on June 6, 2025 and at any adjournment thereof.
The attorneys named will vote the shares represented by this proxy in accordance with the choice made on this ballot. IF THIS PROXY IS PROPERLY EXECUTED BUT NO CHOICE IS INDICATED AS TO THE PROPOSAL, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE JOINT SPECIAL MEETING OR ANY ADJOURNMENT THEREOF.

CONTROL NUMBER

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted

Signature(s) and Title(s),if applicable	Sign in the box above

Date

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to be held on June 6, 2025

The Proxy Statement for this Special Meeting is available at:
https://proxyvotinginfo.com/p/truemarketfs2025

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR VOTE TODAY!

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

↓ Please detach at perforation before mailing. ↓

This proxy is solicited on behalf of the Board of Directors. It will be voted as specified.
If no specification is made, this proxy shall be voted “FOR” the proposal.
The Board of Directors has voted in favor of the proposal and recommends that you vote “FOR” the proposal.

TrueShares Technology, AI & Deep Learning ETF

TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS:

		FOR	AGAINST	ABSTAIN

1.	To approve an Agreement and Plan of Reorganization providing (the “Plan”).	☐	☐	☐
Transact such other business as may properly come before the Meeting.